Exhibit 4(a)

hereof assents. tificate properly endorsed. is the owner of THIS CERTIFIES THAT
Senior Vice President and Chief Financial Officer
L I
N
H D D S E CO A R Y L C A P O O R R W A P A T O RE E R H A
IT
NO Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended, COMMON LINDSAY CORPORATION FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $1.00 PAR VALUE, OF INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE President and Chief Executive Officer to all of which the holder by acceptance This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this cer-
FOR CERTAIN DEFINITIONS SEE REVERSE SIDE SIGNATURE AUTHORIZED CUSIP 535555 10 6 BY
REGISTRARAND AGENT TRANSFER
WELLS FARGO BANK, N.A.
REGISTERED: AND COUNTERSIGNED

LINDSAY CORPORATION
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UTMA - Custodian
(Cust) (Minor)
TEN ENT	-	as tenants by entireties	under Uniform Transfers to Minors

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	Act (State)
Additional abbreviations may also be used though not in above list.

For value received _____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                           Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                   Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.